UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Commission file number: 0-23391

XFORMITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-1434313 (I.R.S. Employer Identification No.)

14333 Proton Drive
                       Dallas, Texas 75244
(Address of principal executive offices, including zip code)

Registrant's Telephone No., including area code: (972) 661-1200

XML - Global Technologies, Inc., 60 Revere Drive, Suite 725, Northbrook, Illinois 60062
(Former name or former address, if changed since last report)
ITEM 7.01:	REGULATION FD DISCLOSURE
ITEM 8.01:	OTHER EVENTS

          On February 15, 2005, the Company will issue a press release announcing that it has been chosen to support Domino's Pizza in its web-based business intelligence via Domino's in-store point-of-sale computer system. A copy of the press release is attached hereto.

ITEM 9.01:         FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated February 15, 2005.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XFormity Technologies, Inc.
Date February 15, 2005	Signature:	/s/ Mark Haugejorde Mark Haugejorde, President